SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 4, 2006

(Date of Report)

(Date of Earliest Event Reported)

WATCHGUARD TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26819	91-1712427
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

505 Fifth Avenue South, Suite 500, Seattle, WA 98104

(Address of Principal Executive Offices, Including Zip Code)

(206) 521-8340

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.	Other Events.

On May 4, 2006, WatchGuard Technologies Inc. announced the results of its 2006 annual meeting of stockholders. At the annual meeting, stockholders elected Steven N. Moore to the board of directors as a Class 3 director and ratified the appointment of Ernst & Young LLP as WatchGuard’s independent registered public accounting firm for the year ending December 31, 2006. WatchGuard’s stockholders did not approve its stockholder rights plan.

A copy of WatchGuard’s press release announcing the results of its 2006 annual meeting of stockholders is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release of WatchGuard Technologies, Inc., dated May 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATCHGUARD TECHNOLOGIES, INC.

Date: May 4, 2006	By:	/s/ Bradley E. Sparks
	Name:	Bradley E. Sparks
	Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of WatchGuard Technologies, Inc., dated May 4, 2006